Summary Prospectus

February 28, 2021

Class / Ticker:  A / CSAAX  C / CSACX  I / CSAIX

Credit Suisse Managed Futures Strategy Fund

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2021, as may be supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2020, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks to achieve investment results that correspond generally to the risk and return patterns of managed futures funds.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 89 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and on page 94 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information." You may pay other fees on purchases and sales of Class I shares of the fund, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Class	A	C	I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.04%	1.04%	1.04%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]	0.31%	0.31%	0.31%
Total annual fund operating expenses	1.60%	2.35%	1.35%
Less: amount of fee limitations/expense reimbursements[4]	0.05%	0.05%	0.05%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.55%	2.30%	1.30%

1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  The fund invests in Credit Suisse Cayman Managed Futures Strategy Fund, Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. "Other expenses" include expenses of both the fund and the Subsidiary.

4  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.55% of the fund's average daily net assets for Class A shares, 2.30% of the fund's average daily net assets for Class C shares and 1.30% of the fund's average daily net assets for Class I shares at least through February 28, 2022. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2022.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$674	$999	$1,346	$2,321
CLASS C (redemption at end of period)	$333	$729	$1,251	$2,682
CLASS C (no redemption)	$233	$729	$1,251	$2,682
CLASS I (with or without redemption)	$132	$423	$735	$1,619

Portfolio Turnover

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2020, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks diverse exposure to significant price trends, both up and down, across asset classes, geographies and time horizons. It aims to capture the aggregate risk-return characteristics of the managed futures industry without the cost and complexity of a multi-manager approach. The fund may take long and/or short positions in these asset classes, and dynamically adjusts its exposure to individual asset classes based on a trend-following approach. The fund may also aim to obtain exposure to other strategies commonly used by managed futures funds. As a component of its overall investment process, Credit Suisse may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary based on market factors and economic trends as determined by Credit Suisse.

The fund seeks to achieve its investment objective by investing directly and/or indirectly through the Subsidiary (as described below) in securities and derivative instruments including, but not limited to, equity index futures and options, swaps on equity index futures, equity swaps, interest rate futures and options, fixed income futures and options, swaps on fixed income futures, commodity and commodity index-linked futures and options, swaps on commodity and commodity index-linked futures, currency futures and options, swaps on currency futures, currency forwards and equity-, fixed income-, commodity-notes. There are no geographic limits on the fund's holdings and the fund will have exposure to U.S. and non-U.S. securities and currencies. In addition, the fund may have exposure to issuers of any size or credit quality. The fund also invests a significant portion of its assets in investment grade money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The fund's money market instrument holdings may serve as collateral for the fund's derivative positions and may also earn income for the fund. The fund's return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The fund's use of futures, forwards, swaps and certain other financial instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a financial instrument and results in increased volatility, which means that the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use financial instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value ("NAV") to be volatile. A decline in the fund's assets due to losses magnified by the financial instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), when it may not be advantageous to do so.

The fund will enter into short positions, and may use futures and swaps or may sell a security short to do so. For example, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to the asset. At times, the fund may have significant short positions.

The fund intends to make investments through the Credit Suisse Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands, and may invest up to 25% of its total assets in the Subsidiary. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in (long and short) commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary.

The fund is actively managed by Credit Suisse based on Credit Suisse's view of the prevailing trends in the market. The percentage of the fund's portfolio exposed to each asset class and to any particular strategy will vary from time to time.

For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund's investment manager, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a part of a diversified portfolio. Investors in the fund should be willing to assume the risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Commodity Exposure Risks

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivatives instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's commodity-linked derivative investments may result in the fund's performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the BCOM Index that exceed the limits.

Counterparty Risk

A fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Credit Risk

The issuer of a debt instrument, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

Currency Risk

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as commodity exposure risks, currency risk, equity exposure risk, fixed income risk, illiquidity risk, interest rate risk, market risk, regulatory risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances.

Equity Exposure Risk

The fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Fixed Income Risk

The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Foreign Securities Risk

Investing outside the U.S. carries additional risks that include:

•  Currency Risk See "Currency Risk" above.

•  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Forwards Risk

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (the "CFTC") and therefore, the fund will not receive any benefit of CFTC regulation when trading forwards.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Manager/Model Risk

If a fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments – including stocks, bonds and commodities – and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

Model and Style Risk

Certain funds bear the risk that the underlying index's proprietary quantitative methodology will not be successful in identifying price trends in each of the asset classes to which its underlying index provides exposure. Further, the index's proprietary quantitative methodology may incorrectly identify price trends and these misidentified opportunities may lead to substantial losses. In addition, there may be periods when investing based on price trends is out of favor, and during which the investment performance of a fund or index using a trend strategy may underperform funds or indices using other investment approaches.

Non-Diversified Status

The fund is considered a non-diversified investment company under the 1940 Act, and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Options Risk

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Portfolio Turnover Risk

The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Repurchase Agreements Risk

Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements.

Short Position Risk

The fund or the Subsidiary may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's or the Subsidiary's assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's or the Subsidiary's loss on a short sale could theoretically be unlimited in a case where the fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. The fund's risk of loss with respect to short sales may be significant, as the fund may have a substantial amount of short positions in its portfolio.

Speculative Exposure Risk

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps and speculative short sales are unlimited.

Subsidiary Risk

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Average Annual Total Returns

Period Ended 12/31/20:	One Year 2020	Five Years 2016-2020	Since Inception	Inception Date
Class A Return before taxes	-3.76%	-2.19%	1.53%	9/28/12
Class A Return after taxes on distributions	-3.76%	-2.47%	0.68%
Class A Return after taxes on distributions and sale of fund shares	-2.23%	-1.73%	0.93%
Class C Return before taxes	-0.24%	-1.87%	1.42%	9/28/12
Class I Return before taxes	1.86%	-0.90%	2.44%	9/28/12
Credit Suisse Managed Futures Liquid Index (Reflects no deduction for fees, expenses or taxes)	1.81%	-1.10%	2.24%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio Management

Investment manager: Credit Suisse Asset Management, LLC

Portfolio managers: The Quantitative Investment Strategies Group (QIS) is responsible for the day-to-day portfolio management of the fund. Yung-Shin Kung, a Managing Director of Credit Suisse, and Sheel Dhande, a Director of Credit Suisse, are the lead portfolio managers of the fund. Mr. Dhande has been a portfolio manager of the fund since inception and Mr. Kung has been portfolio manager of the fund since 2015.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None
Each fund's subsequent investment minimums for Class A and Class C generally are as follows:
General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

Each fund's initial investment minimum for Class I generally is $250,000.

Each fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

Credit Suisse Asset Management, LLC. • Eleven Madison Avenue • New York, NY 10010 • 877 870 2874

MFS-SUMPRO-0221